UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025

 Commission file number 001-16111

GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (770) 829-8000

NONE
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading symbol	Name of exchange on which registered
Common stock, no par value	GPN	New York Stock Exchange
4.875% Senior Notes due 2031	GPN31A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2025, Global Payments Inc. (the "Company") held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the Global Payments 2025 Incentive Plan (the “Incentive Plan”) and the Global Payments Amended and Restated Employee Stock Purchase Plan (the “ESPP”). A description of the material terms of each of the Incentive Plan and the ESPP was included in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 13, 2025, in connection with the Annual Meeting, and is incorporated by reference into this Item 5.02(e) of this Current Report on Form 8-K.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following matters were submitted to a vote of the shareholders:

Proposal 1. Election of directors.

Nominee	Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
F. Thaddeus Arroyo	176,904,481	10,175,787	4,013,343	21,862,532
Robert H.B. Baldwin, Jr.	171,989,311	15,198,094	3,906,206	21,862,532
Cameron M. Bready	179,147,284	8,034,664	3,911,663	21,862,532
John G. Bruno	169,214,726	17,966,835	3,912,050	21,862,532
Joia M. Johnson	173,408,647	13,664,454	4,020,510	21,862,532
Kristen M. Kliphouse	179,165,869	8,017,297	3,910,445	21,862,532
Connie D. McDaniel	175,200,029	11,983,207	3,910,375	21,862,532
Joseph H. Osnoss	169,181,685	17,993,577	3,918,349	21,862,532
William B. Plummer	177,638,210	9,541,427	3,913,974	21,862,532
M. Troy Woods	177,468,206	9,717,849	3,907,556	21,862,532

Proposal 2. Advisory vote to approve compensation of the named executive officers for the year ended December 31, 2024.

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
159,207,685	27,816,574	4,069,352	21,862,532

Proposal 3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent public accounting firm for the year ending December 31, 2025.

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
194,705,282	18,165,736	85,125	0

Proposal 4. Approval of the Global Payments 2025 Incentive Plan.

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
175,111,685	15,748,348	233,578	21,862,532

Proposal 5. Approval of the Global Payments Amended and Restated Employee Stock Purchase Plan.

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
182,885,987	8,055,232	152,392	21,862,532

Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date:	April 28, 2025	By: /s/ Dara Steele-Belkin
Dara Steele-Belkin
General Counsel and Corporate Secretary

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